Q1 2022 Earnings Conference Call Teleflex Incorporated Exhibit 99.2

2 The release, accompanying slides, and replay webcast are available online at www.teleflex.com (click on Investors) An audio replay of the call will be available beginning at 11:00 am Eastern Time on April 28, 2022 either on the Teleflex website or by telephone. The call can be accessed by dialing (866) 813-9403 (U.S.), 1 226 828 7578 (Canada), 0204 525 0658 (UK), 44 204 525 0658 (all other locations). The confirmation code is 682622. Conference Call Logistics

3 Today’s Speakers Liam Kelly Chairman, President and CEO Lawrence Keusch VP, Investor Relations and Strategy Development Thomas Powell Executive VP and CFO

4 This presentation contains forward-looking statements, including, but not limited to, our expectation that we remain on track to transition the majority of our U.S. customers to the UroLift® 2 System by the end of 2022; our forecasted 2022 GAAP and constant currency revenue growth, GAAP and adjusted gross and operating margins and GAAP and adjusted earnings per share and, in each case, our estimates with respect to the items expected to impact those forecasted results; our expectation that, despite meaningful inflationary headwinds, we will be able to achieve gross margin expansion in 2022 that will fully fund operating expense to drive durable revenue growth; and other matters which inherently involve risks and uncertainties which could cause actual results to differ from those projected or implied in the forward–looking statements. These risks and uncertainties are addressed in our SEC filings, including our most recent Form 10-K. We expressly disclaim any obligation to update forward-looking statements, except as otherwise specifically stated by us or as required by law or regulation. Note on Non-GAAP Financial Measures This presentation refers to certain non-GAAP financial measures, including, but not limited to, constant currency revenue growth, adjusted diluted earnings per share, adjusted gross and operating margins and adjusted tax rate. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Tables reconciling these non-GAAP financial measures to the most comparable GAAP financial measures are contained within this presentation and the appendices at the end of this presentation. Additional Notes This document contains certain highlights with respect to our first quarter 2022 and developments and does not purport to be a complete summary thereof. Accordingly, we encourage you to read our Earnings Release for the quarter ended March 27, 2022 located in the investor section of our website at www.teleflex.com and our Annual Report on Form 10-K for the year ended December 31, 2021 to be filed with the Securities and Exchange Commission. Unless otherwise noted, the following slides reflect continuing operations. Note on Forward-Looking Statements

5 Liam Kelly - Chairman, President and CEO Executive Overview

6 Q1'22 Highlights ◦ Q1'22 constant currency revenue grew 3.2% year-over-year ◦ Despite significant inflation headwinds, Q1'22 adjusted earnings per share increased year-over-year Q1 Performance Summary ◦ Reiterating 2022 GAAP and constant currency revenue growth and adjusted diluted EPS guidance, modest revision to GAAP EPS guidance 2022 Financial Guidance Note: See tables appearing in this presentation and the appendices hereto for reconciliations of non-GAAP financial information.

7 Q1'22 Segment Revenue Review Three Months Ended % Increase/ Decrease Dollars in Millions March 27, 2022 March 28, 2021 Reported Revenue Growth Currency Impact Constant Currency Growth Americas $378.0 $375.5 0.7% (0.1)% 0.8% EMEA $136.9 $141.2 (3.1)% (6.5)% 3.4% Asia $69.2 $63.7 8.6% (3.9)% 12.5% OEM $57.6 $53.5 7.8% (1.4)% 9.2% TOTAL $641.7 $633.9 1.2% (2.0)% 3.2%

8 Q1'22 Global Product Category Revenue Review Three Months Ended % Increase/ Decrease Dollars in Millions March 27, 2022 March 28, 2021 Reported Revenue Growth Currency Impact Constant Currency Growth Vascular Access $166.1 $164.0 1.3% (1.9)% 3.2% Interventional $96.9 $96.2 0.7% (1.6)% 2.3% Anesthesia $86.9 $84.9 2.4% (2.6)% 5.0% Surgical $89.7 $80.4 11.6% (2.8)% 14.4% Interventional Urology $74.9 $73.4 2.1% (0.1)% 2.2% OEM $57.7 $53.5 7.8% (1.4)% 9.2% Other(1) $69.5 $81.7 (14.9)% (3.2)% (11.7)% TOTAL $641.7 $633.9 1.2% (2.0)% 3.2% Note: (1) Includes revenues generated from the Company’s respiratory and urology products (other than interventional urology products), and products sold to Medline pursuant to the manufacturing and supply transition agreement executed in June of 2021.

9 Clinical and Commercial Updates Interventional Urology: National DTC Campaign Update • 2022 DTC campaign metrics tracking in-line or above internal targets Interventional Urology: UroLift® 2 System and UroLift ATC® Progress • Remain on track for the majority of U.S. accounts to be transitioned by the end of 2022 • UroLift Advanced Tissue Control (ATC) is rolling out on schedule to targeted accounts • Feedback from surgeons on the new devices is constructive and positive Interventional Urology: Japan Commercial Progress • Reimbursement commenced on April 1, 2022 • Initial cases performed in April 2022

Clinical and Commercial Updates

Vascular: Entered Into New GPO Agreement

- Re-negotiated single-source GPO contract for Teleflex's leading portfolio of central venous catheters and added the recently launched ErgoPack® Complete CVC System

Anesthesia: QuikClot Control+® Hemostatic Dressing Label Expansion

- Submitted 510(k) application for expanded use of QuikClot Control+ Hemostatic Dressing*
- Submission data based on a 231 patient IDE study evaluating the performance of QuikClot Control+ Hemostatic Dressing for mild to moderate (Class I and II) bleeding in cardiac procedures compared to standard gauze

Arrow® ErgoPack® Complete CVC System




QuikClot
CONTROL+
HEMOSTATIC DRESSING

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*Intended uses under IDE study are pending FDA submission and clearance

Teleflex®

11 Thomas Powell - Executive VP and CFO Financial Overview

12 Q1'22 Financial Review ◦ GAAP gross margin of 54.0%, down 30 bps year-over-year ◦ Adjusted gross margin of 58.4%, down 100 bps year-over-year ◦ GAAP operating margin of 16.1%, down 20 bps year-over-year ◦ Adjusted operating margin of 25.7%, down 180 bps year-over-year Gross margin Operating margin Global revenue growth ◦ GAAP tax rate of 17.1%, compared to 14.2% in prior year period ◦ Adjusted tax rate of 11.9%, down 200 bps year-over-year Effective tax rate ◦ GAAP EPS of $1.63 vs. $1.58 in prior year period ◦ Adjusted EPS of $2.88, up 0.3% year-over-year Earnings per share ◦ Revenue increased 1.2% year-over-year on a GAAP basis ◦ Revenue increased 3.2% year-over-year on a constant currency basis Note: See appendices for reconciliations of non-GAAP financial information.

13 2022 Financial Guidance Summary 2022 Guidance Low High GAAP Revenue Growth 2.3% 3.8% Impact of Foreign Exchange Rate Fluctuations (1.7)% (1.7)% Constant Currency Revenue Growth (1) 4.0% 5.5% Adjusted Gross Margin 59.75% 60.25% Adjusted Operating Margin 27.75% 28.25% Adjusted EPS $13.70 $14.30 Adjusted EPS % Growth 2.8% 7.3% Notes: (1) Constant currency growth includes a 1.5% headwind for the divestiture of the respiratory assets. See appendices for reconciliations of non-GAAP financial information.

14 Key Takeaways Diversified product portfolio enabled Teleflex to deliver constant currency growth even with greater than expected disruption from COVID-19 Continue to execute on our strategy to drive durable growth with investment in organic growth opportunities, margin expansion, and seeking to deploy capital for M&A 2022 financial guidance contemplates gross margin expansion despite meaningful inflationary headwinds, fully-funding opex to drive durable revenue growth

15 15 15 Thank You Teleflex, the Teleflex logo, are trademarks or registered trademarks of Teleflex Incorporated or its affiliates, in the U.S. and/or other countries. © 2022 Teleflex Incorporated. All rights reserved. MCI-2021-0563.

16 Appendices

17 Non-GAAP Financial Measures The presentation to which these appendices are attached and the following appendices include, among other things, tables reconciling the following applicable non-GAAP financial measures to the most comparable GAAP financial measure: ◦ Constant currency revenue growth. This non-GAAP measure is based upon net revenues, adjusted to eliminate the impact of translating the results of international subsidiaries at different currency exchange rates from period to period. The impact of changes in foreign currency may vary significantly from period to period, and generally are outside of the control of our management. We believe that this measure facilitates a comparison of our operating performance exclusive of currency exchange rate fluctuations that do not reflect our underlying performance or business trends. ◦ Adjusted diluted earnings per share. This non-GAAP measure is based upon diluted earnings per share from continuing operations, the most directly comparable GAAP measure, adjusted to exclude, depending on the period presented, the impact of (i) restructuring, restructuring related and impairment items; (ii) acquisition, integration and divestiture related items; (iii) “other items” identified in note (C) to the reconciliation tables appearing in Appendices A1 and A2; (iv) certain costs associated with the registration of medical devices under the European Union Medical Device Regulation; (v) intangible amortization expense; and (vi) tax adjustments. Management does not believe that any of the excluded items are indicative of our underlying core performance or business trends. ◦ Adjusted gross profit and margin. These measures exclude, depending on the period presented, the impacts of (i) restructuring, restructuring related and impairment items, (ii) acquisition, integration and divestiture related items and (iii) “other items” identified in note (C) to the reconciliation tables appearing in Appendices A1 and A2. ◦ Adjusted operating profit and margin. These measures exclude, depending on the period presented, the impact of (i) restructuring, restructuring related and impairment items; (ii) acquisitions, integration and divestiture related items; (iii) “other items” identified in note (C) to the reconciliation tables appearing in Appendices A1 and A2; (iv) intangible amortization expense; and (v) certain costs associated with the registration of medical devices under the European Union Medical Device Regulation. ◦ Adjusted tax rate. This measure is the percentage of the Company’s adjusted taxes on income from continuing operations to its adjusted income from continuing operations before taxes. Adjusted taxes on income from continuing operations excludes, depending on the period presented, the impact of tax benefits or costs associated with (i) restructuring, restructuring related and impairment items; (ii) acquisition, integration and divestiture related items; (iii) “other items” identified in note (C) to the reconciliation tables appearing in Appendices A1 and A2; (iv) certain costs associated with the registration of medical devices under the European Union Medical Device Regulation; (v) intangible amortization expense; and (vi) tax adjustments.

18 Non-GAAP Adjustments The following is an explanation of certain of the adjustments that are applied with respect to one or more of the non-GAAP financial measures that appear in the presentation to which these appendices are attached: Restructuring, restructuring related and impairment items - Restructuring programs involve discrete initiatives designed to, among other things, consolidate or relocate manufacturing, administrative and other facilities, outsource distribution operations, improve operating efficiencies and integrate acquired businesses. Depending on the specific restructuring program involved, our restructuring charges may include employee termination, contract termination, facility closure, employee relocation, equipment relocation, outplacement and other exit costs associated with the restructuring program. Restructuring related charges are directly related to our restructuring programs and consist of facility consolidation costs, including accelerated depreciation expense related to facility closures, costs to transfer manufacturing operations between locations, and retention bonuses offered to certain employees as an incentive for them to remain with our company after completion of the restructuring program. Impairment charges occur if, due to events or changes in circumstances, we determine that the carrying value of an asset exceeds its fair value. Impairment charges do not directly affect our liquidity, but could have a material adverse effect on our reported financial results. Acquisition, integration and divestiture related items - Acquisition and integration expenses are incremental charges, other than restructuring or restructuring related expenses, that are directly related to specific business or asset acquisition transactions. These charges may include, among other things, professional, consulting and other fees; systems integration costs; legal entity restructuring expense; inventory step-up amortization (amortization, through cost of goods sold, of the increase in fair value of inventory resulting from a fair value calculation as of the acquisition date); fair value adjustments to contingent consideration liabilities; and bridge loan facility and backstop financing fees in connection with loan facilities that ultimately were not utilized. Divestiture related activities involve specific business or asset sales. Depending primarily on the terms of a divestiture transaction, the carrying value of the divested business or assets on our financial statements and other costs we incur as a direct result of the divestiture transaction, we may recognize a gain or loss in connection with the divestiture related activities. European medical device regulation - The European Union (“EU”) has adopted the EU Medical Device Regulation (“MDR”), which replaces the existing Medical Devices Directive (“MDD”) and imposes more stringent requirements for the marketing and sale of medical devices in the EU, including requirements affecting clinical evaluations, quality systems and post-market surveillance. Manufacturers of currently marketed medical devices had until May 2020 to meet the MDR requirements, although certain devices that previously satisfied MDD requirements can continue to be placed on the EU market until May 2024, subject to certain limitations. Significantly, the MDR will require the re-registration of previously approved medical devices. As a result, Teleflex will incur expenditures in connection with the new registration of medical devices that previously had been registered under the MDD. Therefore, these expenditures are not considered to be ordinary course expenditures in connection with regulatory matters (in contrast, no adjustment has been made to exclude expenditures related to the registration of medical devices that were not registered previously under the MDD).

19 Non-GAAP Adjustments Intangible amortization expense - Certain intangible assets, including customer relationships, intellectual property, distribution rights, trade names and non-competition agreements, initially are recorded at historical cost and then amortized over their respective estimated useful lives. The amount of such amortization can vary from period to period as a result of, among other things, business or asset acquisitions or dispositions. Tax adjustments - These adjustments represent the impact of the expiration of applicable statutes of limitations for prior year returns, the resolution of audits, the filing of amended returns with respect to prior tax years and/or tax law or certain other discrete changes affecting our deferred tax liability.

Appendix A1 – Reconciliation of Consolidated Statement of Income Items (Dollars in millions, except per share data)

Three Months Ended March 27, 2022

	Gross margin	Selling, general and administrative expenses (1)	Research and development expenses (1)	Operating margin (2)	Income before income taxes	Income tax expense	Effective income tax rate	Diluted earnings per share from continuing operations
GAAP Basis	54.0%	31.8%	5.7%	16.1%	$93.3	$16.0	17.1%	$1.63
Adjustments								
Restructuring, restructuring related and impairment items (A)	1.0	—	—	1.4	8.8	1.1		0.16
Acquisition, integration and divestiture related items (B)	—	—	—	—	0.2	(0.1)		0.01
Other items	—	—	—	—	—	—		—
MDR	—	—	(1.9)	1.9	12.1	—		0.25
Intangible amortization expense	3.4	(3.0)	—	6.3	40.6	1.4		0.83
Tax adjustments	—	—	—	—	—	—		—
Adjustments total	4.4	(3.0)	(1.9)	9.6	61.7	2.4		1.25
Adjusted basis	58.4%	28.8%	3.8%	25.7%	$155.0	$18.4	11.9%	$2.88

Notes: (1) Selling, general and administrative expenses and research and development expenses are shown as a percentage of net revenues. (2) Operating margin defined as Income from continuing operations before interest, loss on extinguishment of debt and taxes as a percentage of net revenues.

See slide titled Non-GAAP Adjustments included at the beginning of the appendices to this presentation for Non-GAAP definitions.

20

Teleflex®

Appendix A2 – Reconciliation of Consolidated Statement of Income Items (Dollars in millions, except per share data)

Three Months Ended March 28, 2021

	Gross margin	Selling, general and administrative expenses (1)	Research and development expenses (1)	Operating margin (2)	Income before income taxes	Income tax expense	Effective income tax rate	Diluted earnings per share from continuing operations
GAAP Basis	54.3%	32.0%	4.7%	16.3%	$87.3	$12.4	14.2%	$1.58
Adjustments								
Restructuring, restructuring related and impairment items (A)	1.0	—	—	2.3	14.6	2.1		0.26
Acquisition, integration and divestiture related items (B)	0.5	(1.1)	—	1.6	10.1	1.1		0.19
Other items	—	—	—	—	—	—		—
MDR	—	—	(0.6)	0.7	4.2	—		0.09
Intangible amortization expense	3.6	(3.0)	—	6.6	41.9	7.1		0.74
Tax adjustments	—	—	—	—	—	(0.6)		0.01
Adjustments total	5.1	(4.1)	(0.6)	11.2	70.8	9.7		1.29
Adjusted basis	59.4%	27.9%	4.1%	27.5%	$158.1	$22.1	13.9%	$2.87

Notes: (1) Selling, general and administrative expenses and research and development expenses are shown as a percentage of net revenues. (2) Operating margin defined as Income from continuing operations before interest, loss on extinguishment of debt and taxes as a percentage of net revenues.

See slide titled Non-GAAP Adjustments included at the beginning of the appendices to this presentation for Non-GAAP definitions.

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Teleflex®

22 Appendix A tickmarks (A) Restructuring, restructuring related and impairment items – For the three months ended March 27, 2022, pre-tax restructuring charges were $0.9 million, restructuring related charges were $6.4 million, and impairment charges were $1.5 million. For the three months ended March 28, 2021, pre-tax restructuring charges were $8.0 million and pre-tax restructuring related charges were $6.6 million. (B) Acquisition, integration and divestiture related items – For the three months ended March 27, 2022, these charges related to the Z- Medica, LLC acquisition. For the three months ended March 28, 2021, these charges primarily related to reversal of contingent consideration liabilities and inventory step-up for Z-Medica, LLC acquisition.

23 Appendix B - 2022 Adj. Gross and Operating Margin Guidance Reconciliation Low High Forecasted GAAP Gross Margin 55.85% 56.35% Estimated restructuring, restructuring related and impairment items 0.90% 0.90% Estimated acquisition, integration, and divestiture related items —% —% Estimated intangible amortization expense 3.00% 3.00% Forecasted Adjusted Gross Margin 59.75% 60.25% Low High Forecasted GAAP Operating Margin 19.75% 20.25% Estimated restructuring, restructuring related and impairment items 1.10% 1.10% Estimated acquisition, integration, and divestiture related items —% —% Estimated MDR 1.30% 1.30% Estimated intangible amortization expense 5.60% 5.60% Forecasted Adjusted Operating Margin 27.75% 28.25%

24 Appendix C – Reconciliation of 2022 Adjusted Earnings Per Share Guidance Low High Forecasted GAAP Diluted Earnings Per Share from continuing operations $8.85 $9.45 Estimated restructuring, restructuring related and impairment items, net of tax $0.76 $0.76 Estimated acquisition, integration, and divestiture related items, net of tax $0.01 $0.01 Estimated other items, net of tax $0.00 $0.00 Estimated MDR, net of tax $0.79 $0.79 Estimated intangible amortization expense, net of tax $3.29 $3.29 Forecasted Adjusted Diluted Earnings Per Share from continuing operations, net of tax $13.70 $14.30